February 23, 2006 2006 Analyst Meeting Part 1 Dr. Ray R. Irani Chairman of the Board, President & Chief Executive Officer

Sustainable Growth & Financial Returns Oil & gas production growth Large pipeline of projects High quality assets with good returns Volume growth of 5-7 percent Disciplined capital program Maintain top quartile financial returns Maintain "A" credit rating

Oxy Financial Returns (2001-2005)

5-Year Average

ROE 28%

ROCE 19%

Oxy Returns In Top Quartile Among Industry Peers

Amerada Hess	ConocoPhillips
Anadarko	Devon
Apache	ExxonMobil
BP	Kerr-McGee
Burlington	Marathon
Chevron	

See Appendix for GAAP reconciliation.

3

Total Returns (2001-2005) Oxy .................................................... S&P 500 Oil & Gas E&P Index ................. S&P 500 Oil & Gas Integrated Index .......... * Data Source: Bloomberg 279 166 59 Percent Primary Goal : Generate Top Quartile Total Returns

Current Projects in Pipeline Argentina Dolphin Mukhaizna California Permian Libya

Strategy Focus on core areas US - California & Permian Basin Middle East-North Africa Latin America Maintain strong balance sheet Maintain investment discipline Create value Acquire assets with upside potential Capture EOR projects with large volumes of oil in place Maximize free cash flow from chemicals

Competitive Advantages Economies of scale Infrastructure Operating experience Large technical data base Strong regional relations

Today's Program Company overview & chemicals outlook Steve Chazen Western Hemisphere - Oil & Gas John Morgan Eastern Hemisphere - Oil & Gas Casey Olson Financial outlook & worldwide production outlook Steve Chazen Wrap up Ray Irani

Key Points Project pipeline Deliver sustainable production growth of 5-7 percent through 2010 Additional high quality growth opportunities during the outlook period - and beyond Maintain top quartile financial returns

February 23, 2006 2006 Analyst Meeting Part 2 Stephen I. Chazen Senior Executive Vice President & Chief Financial Officer

Company Overview

Overview Returns are key Financial strength driven by domestic business Growth driven by international business Both sectors are highly profitable

Return on Equity 2001 20023 2003 2004 2005 5Yr. Aver. East 22.2 16.5 21.4 27.8 41.3 28 Percentage 2001 2002 2003 2004 5 Year Average 22 17 21 28 41 2005 28 See Appendix for GAAP reconciliation.

Return on Capital Employed 2001 20023 2003 2004 2005 5Yr. Aver. East 13 10.9 14.6 20.2 33.3 19.2 Percentage 2001 2002 2003 2004 5 Year Average 13 11 15 20 33 2005 19 See Appendix for GAAP reconciliation.

2005 After-Tax Earnings Domestic International 2530 1435 $1,435 (36%) $2,530 (64%) $ Millions

2005 Cash From Operations Domestic International 3275 2060 $2,060 (39%) $3,275 (61%) Before Capital ($ Millions)

Oil & Gas Chemicals Earnings 4138 855 2005 Cash Flow Sources Oil & Gas Chemicals Earnings 6347 1028 Chemicals Before Capital After Capital $ Millions $1,028 $6,374 (14%) Oil & Gas (86%) Oil & Gas (83%) Chemicals (17%) $4,138 $855 (12%) (88%) (87%) (13%) (2004)

Chemicals Overview Financial asset Consistently profitable business Generates free cash flow Domestic asset Not closely related to oil & gas business Economic growth drives demand Construction, automotive, consumer goods Margin business Natural gas is primary feedstock

Chemicals Overview Focus on single business Chloro-vinyls Major factor in industry Large, cost competitive assets

Chemicals - Core Earnings $ Millions 2001 2002 2003 2004 2005 3 Yr. Average 5-Yr. Average Earnings 55 175 225 415 780 475 330 2001 2002 2003 2004 2005 55 175 225 415 780 3-Yr Average 5-Yr Average 475 330 See Appendix for GAAP reconciliation.

Chemicals - Free Cash Flow $ Millions 2001 2002 2003 2004 2005 3-Yr. Average 5-Yr. Average Earnings 180 245 305 505 855 555 420 2001 2002 2003 2004 2005 180 245 305 505 855 3-Yr Average 5-Yr Average 555 420 See Appendix for GAAP reconciliation.

Chemical Sales' Components 54 19 13 7 7 100 2003 56 15 11 7 11 100 2004 Energy & Feedstock Plant Costs SG&A DD&A Segment Income 55 14 9 5 17 100 2005 Percentage of Total Sales

Key to Success - Quality Assets Size Location Technology Environmental stewardship

North American Chlor-Alkali Producers Dow ....................... OxyChem ................ PPG ....................... Olin ........................ Formosa .................. Pioneer ................... Georgia Gulf ............ Others ..................... 30 25 13 7 6 4 3 12 100 Market Share (%)

North American PVC Producers Shintech ................. OxyChem ................ Georgia Gulf ............ Formosa ................. Westlake ................ Others ..................... 28 23 14 14 8 13 100 Market Share (%)

Key Initiatives Vulcan acquisition Elimination of mercury technology Shutdown/consolidation of small plants Pasadena PVC modernization Emissions reduction

OxyChem - 16.7 Chemical Companies Comparisons Nova Lyondell Dow Westlake Olin Georgia Gulf Eastman Huntsman Celanese FMC Rohm & Haas Air Products OxyChem - 22.2 8.0 11.6 2.9 14.0 7.6 7.2 8.2 13.9 11.8 13.0 13.4 11.2 EBIT Percent of Sales EBITDA 12.0 8.1 11.9 10.6 9.9 20.7 19.4 19.4 15.7 15.5 17.3 18.4 Excludes special items.

Chemicals - 2006 Outlook Relatively stable margins Full year of Vulcan operations & realization of synergies

Worldwide Oil & Gas Operations Long Beach Permian Basin Horn Mountain Hugoton Elk Hills Colombia Ecuador Libya Russia Pakistan Oman U.A.E. Yemen Qatar .. .. .. Argentina Peru

2005 Oil & Gas Results US Middle East & Other Latin America Earnings 971 1068 197 US Middle East & Other Latin America Earnings 3558 2024 753 US Middle East & Other Latin America Core Earnings Capital $971 (43%) $197 (9%) $1,068 (48%) $ Millions $753 (12%) $2,024 (32%) $3,558 (56%) See Appendix for GAAP reconciliation.

2005 Oil & Gas Sales' Components $ Millions Operating Costs DD&A Division Income 2865 1215 6335 Segment Income Operating Costs DD&A 11% 61% 28% $1,215 $2,865 $6,335 (14%) (57%) (29%) (2004)

Reserve Factors to Consider Libya Costs incurred --- $257 million Booked only 2005 production No reserve carryover into 2006 Mukhaizna Costs incurred --- $137 million Booked minimal 2005 reserves Dolphin Unbooked reserves --- 50 million BOE Permian Basin acquisitions Significant probable reserves Reserve revisions Price impact --- 26 million BOE

Reserves Replacement 244 263 368 268 390 342 306 173 188 200 207 207 205 195 Worldwide Reserve Additions (Million BOE) Worldwide Production (Million BOE) 2001 2002 2003 2004 2005 3-Year Average 5-Year Average See Appendix for GAAP reconciliation.

Reserves Replacement 2005 2004 2003 2002 2001 3-Year Average 5-Year Average 251 231 261 195 240 248 236 139 37 107 68 4 94 70 390 268 368 263 244 342 306 64 86 71 74 98 72 77 Organic Growth Acquisitions Total Organic (% Total) Million BOE See Appendix for GAAP reconciliation.

Reserve Replacement Million BOE 2001 2002 2003 2004 2005 143 142 102 121 139 4 68 107 36 139 Acquisitions Improved Recovery See Appendix for GAAP reconciliation.

Finding & Development Costs 1,171 1,223 1,584 1,785 4,382 2,584 2,029 244 263 368 268 390 342 307 Costs Incurred ($ Millions) Reserve Additions (Million BOE) 2001 2002 2003 2004 2005 3-Year Average 5-Year Average See Appendix for GAAP reconciliation.

Finding & Development Costs 2005 2004 2003 2002 2001 3-Year Average 5-Year Average 2,202 1,631 1,216 1,031 1,089 1,683 1,434 2,180 154 368 192 82 901 595 4,382 1,785 1,584 1,223 1,171 2,584 2,029 50 91 77 84 93 65 71 Organic Growth Acquisitions Total Organic (% Total) Costs Incurred ($ Million)

Pro-forma Yearend 2005 Proved Reserves 2,127 303 (42) 2,388 Oil (Million BOE) BOE (Million BOE) Oxy Vintage Assets held for sale Total Oxy Proforma Gas (Billion CF) 3,478 678 (180) 3,976 2,707 416 (72) 3,051 See Appendix for GAAP reconciliation.

US Middle East/North Africa Latin America Other Reserves 2096 480 409 67 Pro-forma Yearend 2005 Proved Reserves Million BOE 2,095 480 409 67 United States Latin America Middle East/ North Africa Other Reserve Life = 13.1 years See Appendix for GAAP reconciliation.

U.S. Oil & Gas Operations Overview 2005 2004 2003 2002 2001 345 339 345 326 315 61 60 63 63 66 2,026 1,844 1,804 1,755 1,698 75 73 73 76 76 Production (MBOE/Day) Production (% Total) Reserves (MMBOE) Reserves (% Total) See Appendix for GAAP reconciliation.

International Oil & Gas Operations Overview 2005 2004 2003 2002 2001 223 227 202 189 161 39 40 37 37 34 681 688 667 556 543 25 27 27 24 24 Production (MBOE/Day) Production (% Total) Reserves (MMBOE) Reserves (% Total) See Appendix for GAAP reconciliation.

February 23, 2006 John Morgan President Oxy Oil & Gas - Western Hemisphere 2006 Analyst Meeting Part 3

U.S. Operations Long Beach Hugoton Bravo Dome Oxy Permian Horn Mountain Houston Los Angeles Elk Hills & California Properties Bakersfield

2005 U.S. Production Permian ................. California .............. Hugoton/Other........ Total .................... 189 116 40 345 Thousand BOE/Day

Permian Basin Large resource base Low decline rate & long-lived properties Significant cash generation Natural area for consolidation Area of Operations Dallas Houston Texas New Mexico

Permian - Oxy Reserves & Production Million BOE 2000 2001 2002 2003 2004 2005 968 955 1,013 1,078 1,083 1,211 855 43 102 162 224 288 357 Net Proved Reserves 89

Permian - Production History Thousand BOE/Day 2000 2001 2002 2003 2004 2005 2005 Exit Rate Annual Rate 121 162 164 172 176 189 200 162 164 172 176 189 121

Permian - Oxy Oil Infrastructure 1,300 miles long 3.3 million barrels storage 175,000 barrels/day capacity Lubbock Amarillo Bravo Dome Texas New Mexico Oklahoma Salt Creek Sharon Ridge Oxy Acreage Cogdell Indian Basin Area Hobbs Midland Denver City Unit Centurion Pipeline

Bravo Dome field Pipelines Gas processing plants Operating expertise Permian - Oxy CO2 Infrastructure Lubbock Amarillo Bravo Dome Texas New Mexico Oklahoma Salt Creek Sharon Ridge Oxy Acreage Cogdell Indian Basin Area Hobbs Midland Denver City Unit

Primary Waterflood CO2 East 10 30 60 Permian - World Class EOR Operator Recovery Methods

CO2 Flood Process Drive Water CO2 Water CO2 Miscible Zone Oil Bank Additional Oil Recovery

Permian - Oxy CO2/EOR Production Growth 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 1982 2 2.1 3.3 20.5 42.7 43.4 47.6 54.9 55.9 60 71 76 86.2 Thousand Barrels/Day

Permian - CO2 Development Projects New CO2 floods North Cowden West RKM Five major expansions Hobbs Wasson ODC Denver Cogdell Sharon Ridge 2006 Plan

Permian - CO2 Development Projects $100 million/year capital program ~50 projects New floods Expansions Five Year Plan

New Incremental CO2 Enhanced Oil Production 2006 2007 2008 2009 2010 2011 2012 2013 East 1.8 7.9 13.4 15.1 24.4 30.3 34.5 36.5 Thousand Barrels/Day

Improving lift systems Optimizing gathering system 2006 8 wells in current producing zones & deeper targets Permian - Adding Value to Acquired Assets Indian Basin Area Indian Basin Area Hobbs New Mexico Texas

Active workover program Improve Salt Creek injection performance CO2 flood expansion phases at Sharon Ridge identified Permian - Adding Value to Acquired Assets Cogdell Area KENT CO. SCURRY CO. 0 10 Miles Salt Creek Sharon Ridge Cogdell * Oxy Field Office Texas

Permian - 2006 Development Summary Drill ~320 wells Exit rate impact 16,000 - 18,000 barrels/day Lubbock Amarillo Bravo Dome Texas New Mexico Oklahoma Salt Creek Sharon Ridge Oxy Acreage Cogdell Indian Basin Area Hobbs Midland Denver City Unit

Permian - Production Outlook 2005 2006 2007 2008 2009 2010 Permian 189 200 200 200 200 200 California 116 125 130 130 130 130 Other US 40 45 35 35 30 30 Variance 5 10 15 20 25 Thousand Barrels/Day (Assumes $50 WTI Price)

California Operations Elk Hills Long Beach Vintage Assets Bakersfield Ventura Long Beach Elk Hills Existing Oxy Properties Vintage Property Additions San Francisco Sacramento NEVADA San Joaquin Valley

2005 California Production Elk Hills ...................... Long Beach/Other......... Vintage Proforma ........ Total .......................... 90 26 10 126 Thousand BOE/Day

California - Elk Hills Profile Large resource Reserve growth EOR opportunities Bakersfield Ventura Long Beach Elk Hills Existing Oxy Properties Vintage Property Additions Kern Front Thums

Elk Hills - Oxy Reserves & Production Million BOE 96 235 26 61 132 169 203 268 1998 1999 2000 2001 2002 2003 2004 2005 399 410 439 437 462 444 441 505

Elk Hills - Oxy Net Gas Production Million Cubic Feet/Day Original Forecast 0 50 100 150 200 250 300 1998 1999 2000 2001 2002 2003 2004 2005

Elk Hills - 2006 Development Plan Drill 270 wells Shallow oil zone Shale development EOR Nitrogen flood CO2 pilots Bakersfield Ventura Long Beach Elk Hills Existing Oxy Properties Vintage Property Additions Kern Front Thums

Elk Hills - Historical Shale Development 98 99 00 01 02 03 04 05 BOE 6.5 5.8 7 12 20.2 24.8 25.8 27.2 Thousand BOE/Day Reservoir characterization Increasing target Stimulation Expanding development EOR evaluation Increasing recovery potential Recent Success

Elk Hills - Future Shale Development 06E 07E 08E 09E 10E 11E BOE 33.2 34.5 34.7 35 35.2 35.4 Drill 70+ wells Workover 180+ wells Pilot CO2 Thousand BOE/Day 2006 Plan

N2 Rejection Unit N2 Injection Gas and NGL Sales Elk Hills Nitrogen Injection Project Oil Sales Cryogenic Nitrogen Plant N2 Gas Natural Gas Additional Oil and Gas Recovery Compressor Air Intake Produced Gas Recycled Gas N2 Injection Pushes Extra Oil Out Of The Reservoir N2 Displaces High-Value Natural Gas NET OIL PRODUCTION M B O P D 2 4 6 8 0 N2 Gas 2006 2008 2010 2007 2009

Elk Hills CO2 Pilots Engineering 2004 Core work Reservoir modeling Phase 1 (Q1 2005) Oil mobilized Phase 2 (Q2 2005) Expanded pilot Analysis ongoing Sourcing evaluations

California - Vintage Assets Bakersfield Ventura Long Beach Santa Barbara Elk Hills Existing Oxy Properties Vintage Property Additions Kern Front Thums Vintage Assets Ventura Basin Large resource 6 wells and technical work San Joaquin Basin Integration Exploration -- 4 wells Sacramento Valley Gas exploitation Base plus program adds 12,000 BOE/Day

California - Long Beach Large resource Unique operating environment Drill 55 wells in 2006 Stable production

California - Production Outlook 2005 2006 2007 2008 2009 2010 Permian 189 200 200 200 200 200 California 116 125 130 130 130 130 Other US 40 45 35 35 30 30 Variance 5 10 15 20 25 Thousand Barrels/Day (Assumes $50 WTI Price)

U.S. Proved Reserves 2001 2002 2003 2004 2005 Permian 955 1013 1078 1083 1211 California 437 441 444 462 505 Other 306 302 282 299 310 Million BOE 1,698 1,755 1,804 1,844 2,026

U.S. Production Outlook 2005 2006 2007 2008 2009 2010 Permian 189 200 200 200 200 200 California 116 125 130 130 130 130 Other US 40 45 35 35 30 30 Variance 5 10 15 20 25 Thousand Barrels/Day (Assumes $50 WTI Price)

U.S. - 2006 Capital Outlook Projects Permian ................................... California ................................. Other ...................................... Total ............................................ 430 500 270 1,200 $ Millions

Latin America Operations Successful history Resource rich area Vintage assets Colombia Ecuador Peru Bolivia Argentina

2005 Latin America Production Oxy Ecuador ....................... Colombia ..................... Vintage Proforma Argentina .................... Bolivia ........................ Total .............................. 2006 Outlook..................... 42 32 37 3 114 120+ Thousand BOE/Day

Colombia Operations Covenas Ayacucho Barranca Bucaramanga Arauca La Cira Infantas Cano Limon Venezuela Colombia CNA Pipeline Vasconia Oleoducto de Colombia Caricare

Colombia - La Cira Infantas Overview Colombia's largest oil field Remaining oil in place 3 billion+ barrels Current production 5,400 Barrels/Day (18% recovery rate) Phased EOR pilots Commerciality decision in 2008 Expected reserves 80 million barrels net @ full development Expected 2010 production impact 20,000 BOE/Day

Colombia - La Cira Infantas EOR Reactivation of idle wells & workovers Infill & horizontal drilling Waterflood redevelopment Gas & steam flooding Waterflood Redevelopment Steamflood Pilot Gas Injection & Horizontal Drilling

Ecuador Business as usual Meeting production targets Ongoing discussions with government OCP Pipeline Quito Eden Yuturi Ecuador Block 15 Peru Colombia

Ecuador Operations Net production 42,000 BOE/Day Development opportunities Exploration opportunities OCP Pipeline Quito Eden Yuturi Ecuador Block 15 Peru Colombia

Argentina - Vintage Properties Current production 37,000 BOE/Day San Jorge Basin 15 of 22 concessions 219 million BOE proved reserves (12/31/2005) Strong track record driven by 3D seismic Argentina Vintage Properties Buenos Aires

Argentina - Vintage Production 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006E 2007E 2008E 2009E 2010E 2011E Argentina 5.2 12 15 17 23 29.5 33 34 32.5 31 37.5 42 49.5 57.5 62 63 68 Thousand Barrels/Day 95 96 97 98 99 00 01 02 03 04 05

Argentina - San Jorge Basin Comodoro Rivadavia Argentina Caleta Olivia Koluel Kayke Oxy Blocks Oil Gas Pipelines Proved Undeveloped Reserves

Argentina - Growth Inventory of 700 drilling locations 145 wells planned in 2006 Ramp up in future years Identified 28 waterflood projects Additional technology driven opportunities Exploration 2 exploration blocks Consolidation opportunities Mature areas ripe for consolidation

Argentina - Production Outlook 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006E 2007E 2008E 2009E 2010E 2011E Argentina 5.2 12 15 17 23 29.5 33 34 32.5 31 37.5 42 49.5 57.5 62 65 70 Thousand Barrels/Day 05 06E 07E 08E 09E 10E 11E

Latin America Production Outlook 2005 2006 2007 2008 2009 2010 Minimum 74 115 120 125 130 130 Variance 10 10 15 25 35 Thousand Barrels/Day (Assumes $50 WTI Price)

Latin America Colombia EOR/exploration 5,000 - 10,000 BOE/Day Argentina Development/consolidation 15,000 - 20,000 BOE/Day Additional Growth Opportunities

Latin America - 2006 Capital Outlook Major Projects Colombia .................................. Ecuador ................................... Argentina ................................. Total ............................................ 130 90 180 400 $ Millions

2006 Goals Permian Increase production to 200,000 BOE/Day Execute development program for acquired assets Implement CO2 flood projects Elk Hills Maintain production @ 90,000 BOE/Day Increase liquid production to offset gas decline Continue shale drilling program for future growth Execute CO2 pilots Latin America Increase production with emphasis on Argentina

February 23, 2006 Casey Olson President Oxy Oil & Gas - Eastern Hemisphere 2006 Analyst Meeting Part 4

Middle East / North Africa Operations Qatar Libya Yemen UAE Oman

Middle East / North Africa Production 2005 .................................. 2006 Outlook ....................... Full year of Libya production Yemen / Vintage 103 122 Thousand BOE/Day

Qatar - ISND / ISSD Operations ISND (North Dome) OXY - 1994 1994 gross production 19,000 Bbls/Day 1998 gross production 120,000 Bbls/Day ISSD (South Dome) OXY - 1998 Developed as ISND satellite Potential Projects ISND ISSD Arabian Gulf Doha Mesaieed Qatar Saudi Arabia UAE

Oman - Blocks 9 / 27 Arabian Gulf Arabian Sea Gulf of Oman UAE Saudi Arabia Oman Fujairah Sohar Al Ain Salalah PDO Block 6 9 27 Block 9 - 30 Years Block 27 OXY - 65% / Operator 2005 Gross Production Oil 67,000 Bbls/Day Gas 117,000 MCF/Day Recent discovery Drilling / development

84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 Oman Production 0.8 2 2.8 5.9 12.7 19.1 24.2 26.2 26.9 31.2 35.4 36 40.1 41.8 50.1 43.7 39.3 41.3 44.8 46.4 70.2 84.1 Oman Block 9 - Gross Operated Production Thousand Barrels/Day

Oxy Yemen Blocks Blocks 14 / 10 Masila - 38% E. Shabwa - 40.4% 2005 Gross Production 200,000 b/d Block: S1 - Vintage 75% / Operator Gross Production 2005 - 9,000 b/d 2006 - 12,000 b/d Exploration Success Blocks 20 / 75 80% / 85% - Operator Gulf of Aden Red Sea Sana'a Ras Isa Aden Masila Ash Shihr East Shabwa 20 OXY EXPLORATION OXY PRODUCTION OIL FIELD VINTAGE BLOCK PIPELINE 75 S1

Current Growth Projects UAE / Qatar - Dolphin gas development and pipeline Oman - Mukhaizna enhanced oil recovery Libya - Enhanced oil recovery in existing assets

UAE / Qatar - Dolphin Project (Phase I) $4 billion gross capital Oxy share 24.5% First gas @ year-end 2006 Estimated Oxy reserves 300 million BOE Oxy net production 55-60,000 BOE/day

UAE Gas Supply/Demand Forecast 2006 2007 2008 2009 2010 2011 2012 2013 Total Demand (mmcf/day) 6.89 7.76 9.54 10.07 10.72 11.36 12.09 12.87 Supply 5.6 7.15 9.43 9.44 9.41 9.89 10.33 10.33 Demand Billion Cubic Feet/Day Supply (includes Dolphin's 3.2 BCF/Day

UAE / Qatar - Dolphin Project (Phase II) Offshore facilities Gas plant expansion 1.2 bcf / day Timeframe - 2010+

Oman - Mukhaizna Project Overview Gross Capital - $ 3 Billion 1800+ wells Central processing facility Water treatment plant Steam generation facilities Pipelines 2006 Work Program & Budget $450-$500 MM (Gross) Drill 65 - 85 wells Initial steam injection Arabian Gulf Arabian Sea Gulf of Oman UAE Saudi Arabia Oman Fujairah Sohar Al Ain Salalah PDO Block 6 9 27 Mukhaizna

Steam Zone Production Well Oil & Water Injection Well Gravity Drainage of Hot Oil Steam Shale Shale Oil and Water Steam Flood Process

Oman - Mukhaizna Production Targets 2006 - 12,500 b/d 2008 - 50,000 b/d 2011 - 150,000 b/d 30,000 b/d net Arabian Gulf Arabian Sea Gulf of Oman UAE Saudi Arabia Oman Fujairah Sohar Al Ain Salalah PDO Block 6 9 27 Mukhaizna

Mukhaizna Today

Mukhaizna Tomorrow

Oxy Libya Holdings EPSA II NC143 EPSA II NC145 NC144 EPSA II NC150 NC74 NC29 36 53 35 52 163 131 59 124 106 New Exploration Acreage Original Exploration Acreage Original Producing Acreage Tunisia Algeria Niger Chad Egypt Tripoli Benghazi 103 102 Libya

Scope of Oxy Libya Projects EPSA II NC143 EPSA II NC145 NC144 EPSA NC150 NC74 NC29 36 53 35 52 163 131 59 124 106 Libya Tunisia Niger Chad Egypt Tripoli Benghazi 103 102 EPSA IV Exploration 19 Million Acres EPSA II/85 Exploration 11 Million Acres

Libya - 2005 Bid Rounds EPSA II NC143 EPSA II NC145 EPSA II NC144 EPSA 85 NC150 EPSA I NC74 EPSA I NC29 Concessions 102, 103 36 53 35 52 163 131 59 124 106 Libya Tunisia Algeria Niger Chad Egypt Tripoli Benghazi 44 94 171 186 42-1-3 40-3-4 17-4 82-3 81-2 42-2-4 17-3 82-4 2-1-2 161-2-4 102-3 123-1 176-3 176-4 146-1 81-1 102-4 123-2 121-2 123-3a 147-3-4 123-3b 161-1 Bid Round 2 Areas Bid Round 1 Areas Awarded EPSA 81/85 Blocks

Libya - 2005 Bid Round Comparison Round 1 15 blocks Round 2 26 blocks Round 1 blocks 4X larger than Round 2 blocks Minimum work programs equal for blocks in each Round Lowest production share Round 1 - 10.8% Round 2 - 6.8% 15 winning bids below 10.8%

Libya - 2006 Exploration Program EPSA II NC143 EPSA II NC145 NC144 EPSA II NC150 NC74 NC29 36 53 35 52 163 131 59 124 106 Tunisia Algeria Niger Chad Egypt Tripoli Benghazi 103 102 Libya New Exploration Acreage Original Exploration Acreage Original Producing Acreage Seismic 10,000 kms Drill 6 Wells 5 onshore 1 offshore

Planned 2006 Plan 2D Seismic 1,709km 3D Seismic 750km2 Drill 2-3 Wells in Q3 Existing Libya - Area 106

Libya - Area 124 Planned 2006 Plan 2D Seismic 951km 3D Seismic 500km2 Drill 1-2 Wells in Q4 Existing

Middle East / North Africa Production Outlook 2005 2006 2007 2008 2009 2010 Minimum 103 120 155 175 175 180 Other 45 45 40 40 35 35 Variance 5 20 20 25 50 Thousand Barrels/Day (Assumes $50 WTI Price)

ME / NA - 2006 Capital Outlook ME / NA Projects Oman ....260 Dolphin...255 Qatar..... 250 Libya ..... 175 Yemen....160 Total ...............1,100 $ Millions

2006 Goals Increase base production Dolphin "First Gas" Average 45-50,000+/- net BOE/Day in 2007 Mukhaizna development schedule Significant exploration success Libya Multiple new development projects

Middle East / North Africa Incremental growth opportunities Field Development (EOR - IOR) Libya Oman UAE Algeria Qatar Exploration - Libya New Project Profile (Not Included in 2006 - 2010 Production Outlook)

2 - 4 significant new projects Target 20% ROR @ moderate oil prices Middle East / North Africa New Project Profile (Not Included in2006 - 2010 Production Outlook)

Middle East / North Africa Exposure to additional production Full field development 100, 000 - 125, 000 net BOE/Day ( 2010+) Net Oxy 2010 exit rate 50, 000 - 75, 000 net BOE/Day Exploration 20, 000 - 40,000 net BOE/Day New Project Profile (Not Included in 2006 - 2010 Production Outlook)

February 23, 2006 Stephen I. Chazen Senior Executive Vice President & Chief Financial Officer 2006 Analyst Meeting Part 5

Focus on Top Quartile Returns Existing properties Acquisitions New projects Capital structure management Key Drivers

U.S. Oil & Gas Financial Overview 2005 2004 2003 2002 2001 10.64 8.88 8.91 8.71 8.71 2.58 1.80 1.40 ..83 1.45 Capital Employed ($ Billion) Net Income ($ Million) Return (%) 26 20 16 10 17 56.56 41.40 31.03 26.08 25.97 WTI ($/Barrel)

International Oil & Gas Financial Overview 2005 2004 2003 2002 2001 Capital Employed ($ Billion) Net Income ($ Million) Return (%) 56.56 41.40 31.03 26.08 25.97 WTI ($/Barrel) 3.93 2.96 2.34 1.98 1.52 1.38 0.98 0.65 0.62 0.35 40 37 30 35 23

2006-2010 Capital Program Based on current holdings only 2006 peak year Significant investment for growth during next 5 years

Capital Expenditures (2005-2010) US International Subtotal Exploration Total Oil & Gas Chemicals Total 957 1,131 2,088 160 2,248 175 2,423 1,200 1,400 2,600 300 2,900 215 3,115 1,200 1,200 2,400 300 2,700 250 2,950 1,100 1,100 2,200 300 2,500 225 2,725 1,000 900 1,900 300 2,200 200 2,400 1,000 900 1,900 300 2,100 170 2,270 2005 2006 2007 2008 2009 2010 $ Million

Oil & Gas Capital Expenditures (2006-2010) Base Growth Total 2,070 830 2,900 1, 950 750 2,700 1,765 735 2,500 1,460 740 2,200 1,465 635 2,100 2006 2007 2008 2009 2010 $ Million

Oil & Gas Growth Capital (2006-2010) Exploration Argentina Dolphin Mukhaizna Total 300 100 255 175 830 300 150 90 210 750 300 100 160 175 735 300 75 315 50 740 300 75 210 50 635 2006 2007 2008 2009 2010 $ Million

2001-2004 Exploration Expense OXY Industry Average E & P Major Integrated $0.93 $1.26 $0.65 $/BOE

Exploration Expense 2005 2006 2007 2008 2009 2010 $1.63 $1.22 $1.14 $1.09 $1.08 $1.05 $/BOE

Worldwide Production Outlook Does not depend on exploration success Does not include future acquisitions Does not include new EOR/development projects Range reflects timing differences

Historic Worldwide Production 1997 1998 1999 2000 2001 2002 2003 2004 2005 US 395 438 425 461 476 515 547 566 568 Thousand Barrels/Day 5.3% CAGR

Worldwide Production Outlook 2005 2006 2007 2008 2009 2010 US 345 370 365 365 360 360 Eastern Hemisphere 150 165 195 210 210 210 Latin America 74 115 120 125 130 130 Variance 20 40 55 60 85 Thousand Barrels/Day (Assumes $50 WTI Price)

Worldwide Production Outlook 2005 2006 2007 2008 2009 2010 Minimum 568 650 680 700 700 700 Variance 20 45 55 60 85 Thousand Barrels/Day (Assumes $50 WTI Price) Variance = 7.6% Minimum = 4.6% 568 650 680 700 700 700 670 720 755 760 785

Worldwide Production Outlook 2005 2006 2007 2008 2009 2010 US 334 360 355 365 360 360 Eastern Hemisphere 104 120 155 175 175 175 Latin America 73 115 120 125 130 130 Mature/Non-Operated 59 55 50 40 35 35 Variance 20 40 50 60 85 Thousand Barrels/Day (Assumes $50 WTI Price)

Oil Price Sensitivity $40 $60 WTI Price ($/Barrel) PSC Production Impact (Barrels/Day) + 10,000 - 8,000

Acquisitions Must Be Accretive To Value Acquire assets based on upside potential Permian (2001-2005) Acquired 1,163 MBOE proved reserves Extensions, discoveries & improved recovery Added 341 MBOE proved reserves Elk Hills (1998-2005) Acquired 425 MBOE proved reserves Extensions, discoveries & improved recovery Added 269 MBOE proved reserves

Reserve Additions Million BOE 2001 2002 2003 2004 2005 143 142 102 121 139 Improved Recovery See Appendix for GAAP reconciliation.

Future Acquisitions Expect to acquire additional reserves / production Permian California

Permian Opportunities 40,000 owners History of annual acquisitions

Top 10 Permian Oil Producers OXY CVX KMI APA AHC COP XTO PDX XOM DVN BOE/Day 195 74 56 30 30 26 25 24 19 17 195 74 56 30 30 26 25 24 19 17 2005 Gross Operated Production (Thousand BOE/Day) Source: 2005 IHS Energy Data.

California Operations Relatively concentrated Relatively few buyers

Aera Energy CVX OXY Plains E&P Berry Pet Seneca Res Rosetta Rec Venoco Breitburn Energy XOM Net Income 228.6 209.5 176.3 50.1 16.8 9.9 9.6 8.1 7 4.8 Aera OXY Seneca Venoco Berry Rosetta Breitburn XOM CVX 230 210 176 50 17 10 10 8 7 5 Plains California Operated Production 2004 (Thousand BOE/Day)

Return Targets* New Projects & Acquisitions Domestic ........................ International ................... 15+% 20+% * Assumes moderate product prices

5-Year U.S. Acquisition Target 2001-2005 actual ............... 2006-2010 target ................ 52 35 - 50 Thousand BOE/Day

Vintage Status Assets held for sale 75 confidentiality agreements in place Production 19,000 BOE/Day Not included in production outlook Reserves 72 million BOE Second Quarter closing target

Financial Policy Priority cash flow uses Reinvestment Dividends & share repurchases Debt reduction

Gross Cash Flow Uses 43 26 19 12 100 2003 43 42 5 10 100 2004 Capital Debt Reduction & Cash Acquisitions Dividends 2005 Percentage of Total 42 30 20 8 100

Why Debt Will Remain Low Taxes "A" Rating International Projects Flexibility Large projects are multi-year

Moody's Debt - Proved Reserves Ratio Aaa Aa A Baa <$1.00 $1.00 - $2.00 $2.00 - $3.00 $3.00 - $5.00 Moody's Rating Debt/ Proved Developed Reserves Pro-Forma Oxy (12/31/05) $1.62 See Appendix for GAAP reconciliation.

Annual payout rates/common share Dividend policy evaluated at least annually Reflects management's view of long-term free cash flow outlook at significantly lower oil prices Dividend Policy 2002 2003 2004 2005 2006 $1.00 $1.04 $1.10 $1.29 $1.44

Share Repurchases Initial repurchase 10 million shares Additional repurchases after Vintage asset sales Additional repurchases possible from free cash flow Purpose of share repurchase Increase value for remaining shareholders Shares Outstanding Actual Year-end 2005 Pro-forma Vintage Acq. Target Millions 402 430 400

February 23, 2006 Dr. Ray R. Irani Chairman of the Board, President & Chief Executive Officer 2006 Analyst Meeting Part 6

Worldwide Production Outlook 2005 2006 2007 2008 2009 2010 Minimum 568 650 680 700 700 700 Variance 20 45 55 60 85 Thousand Barrels/Day (Assumes $50 WTI Price) Variance = 7.6% Minimum = 4.6% 568 650 680 700 700 700 670 720 755 760 785

2010 Production Range Future growth opportunities Libya EOR projects Exploration Other large international projects Permian Basin & California acquisitions Swap/sell mature non-operated properties

Additional Growth Opportunities Base Production .............................. New EOR/development projects Middle East/North Africa ................ Latin America................................. Exploration ..................................... Domestic acquisitions ....................... Mature non-operated ........................ Total ............................................. 700 - 785 50 - 75 20 - 30 20 - 40 35 - 50 (20 - 30) 805 - 950 Thousand BOE/Day

Creating Shareholder Value New projects must meet expectations for good returns Compare new projects & asset acquisitions with share repurchases Make decisions based on creating long-term value for shareholders

Focus on Key Metrics Focus on Top Quartile performance Continue to improve quality of assets Optimize profit/BOE Optimize free cash flow/BOE Maintain top quartile finding & development costs Grow reserves Maintain "A" credit rating Keep ROE & ROCE in top quartile Generate top quartile total returns

Occidental Petroleum Corporation Statements in this presentation that contain words such as "will," "expect" or "estimate," or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could significantly affect expected results. Factors that could cause results to differ materially include, but are not limited to: exploration risks such as drilling of unsuccessful wells, global commodity pricing fluctuations and supply/demand considerations for oil, gas and chemicals; higher than expected costs; political risks; changes in tax rates; unrealized acquisition benefits or higher than expected integration costs; and not successfully completing (or any material delay in) any expansion, capital expenditure, acquisition or disposition. You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation. Unless legally required, Occidental does not undertake any obligation to update any forward-looking statements as a result of new information, future events or otherwise. The United States Securities and Exchange Commission (SEC) permits oil and natural gas companies, in their filings with the SEC, to disclose only proved reserves demonstrated by actual production or conclusive formation tests to be economically producible under existing economic and operating conditions. We use certain terms in this presentation, such as probable, possible and recoverable reserves and oil in place, that the SEC's guidelines strictly prohibit us from using in filings with the SEC. Additionally, the SEC requires oil and natural gas companies, in their filings, to disclose non-financial statistical information about their consolidated entities separately from such information about their equity holdings and not to show combined totals. Certain information in this presentation is shown on a combined basis; however, the information is disclosed separately in the Appendix. U.S investors are urged to consider carefully the disclosure in our Form 10-K, available through 1-888-699- 7383 or at www.oxy.com. You also can obtain a copy from the SEC by calling 1-800-SEC-0330.

Statements in this presentation that contain words such as “will,” “expect” or “estimate,” or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could significantly affect expected results. Factors that could cause results to differ materially include, but are not limited to: exploration risks such as drilling of unsuccessful wells, global commodity pricing fluctuations and supply/demand considerations for oil, gas and chemicals; higher than expected costs; political risks; changes in tax rates; unrealized acquisition benefits or higher than expected integration costs; and not successfully completing (or any material delay in) any expansion, capital expenditure, acquisition or disposition. You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation. Unless legally required, Occidental does not undertake any obligation to update any forward-looking statements as a result of new information, future events or otherwise. The United States Securities and Exchange Commission (SEC) permits oil and natural gas companies, in their filings with the SEC, to disclose only proved reserves demonstrated by actual production or conclusive formation tests to be economically producible under existing economic and operating conditions. We use certain terms in this presentation, such as probable, possible and recoverable reserves and oil in place, that the SEC’s guidelines strictly prohibit us from using in filings with the SEC. Additionally, the SEC requires oil and natural gas companies, in their filings, to disclose non-financial statistical information about their consolidated entities separately from such information about their equity holdings and not to show combined totals. Certain information in this presentation is shown on a combined basis; however, the information is disclosed separately in the Appendix. U.S investors are urged to consider carefully the disclosure in our Form 10-K, available through 1-888-699-7383 or at www.oxy.com. You also can obtain a copy from the SEC by calling 1-800-SEC-0330.

Return on Capital Employed (ROCE)
($ Millions)

Reconciliation to Generally Accepted Accounting Principles (GAAP)	2001	2002	2003	2004	2005	5 Year Average

GAAP measure — earnings applicable to common shareholders	1,154	989	1,527	2,568	5,281	2,304
Interest expense	392	281	295	239	201	282
Tax effect of interest expense	(137)	(98)	(103)	(84)	(70)	(98)

Earnings before tax-effected interest expense	1,409	1,172	1,719	2,723	5,412	2,487

GAAP average stockholders’ equity	5,634	6,318	7,929	10,550	15,032	8,373

Average Debt
GAAP debt
Notes payable	54	—	—	—	—	9
Non-recourse debt	—	—	—	—	—	317
Debt, including current maturities	4,065	4,203	4,016	3,804	2,919	3,758
Non-GAAP debt
Capital lease obligation	26	26	26	26	25	26
Subsidiary preferred stock	—	75	75	75	75	50
Gas sales agreements	282	—	—	—	—	116
Trust preferred securities	463	455	453	—	—	307

Average total debt	4,890	4,759	4,570	3,905	3,019	4,583

Total average capital employed	10,524	11,077	12,499	14,455	18,051	12,956

ROCE	13.0	10.9	14.6	20.2	33.3	19.2

Worldwide Production and Proved Reserve Additions
Million BOE
Reconciliation to Generally Accepted Accounting Principles (GAAP)

	Consolidated Subsidiaries			Other Interests			Worldwide
	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE
PRODUCTION
2001	124	241	164	9	—	9	133	241	173
2002	142	229	180	8	—	8	150	229	188
2003	153	221	190	10	—	10	163	221	200
2004	159	233	198	9	—	9	168	233	207
2005	158	246	199	7	6	8	165	252	207
Five-Year Average	147	234	186	9	1	9	156	235	195

Proved Reserve Additions
2001	219	100	236	8	—	8	227	100	244
2002	221	216	257	6	—	6	227	216	263
2003	223	766	351	16	9	18	239	775	368
2004	162	624	266	4	(9)	2	166	615	268
2005	255	752	380	9	6	10	264	758	390
Five-Year Average	216	492	298	9	1	9	225	493	306

Costs Incurred
$ Millions
Reconciliation to Generally Accepted Accounting Principles (GAAP)

	Consolidated	Other
	Subsidiaries	Interests	Worldwide

2001
Property acquisition costs
Proved properties	29	—	29
Unproved properties	53	—	53
Exploration costs	176	(5)	171
Development costs	907	11	918

Costs incurred	1,165	6	1,171

2002
Property acquisition costs
Proved properties	163	—	163
Unproved properties	29	—	29
Exploration costs	134	—	134
Development costs	890	7	897

Costs incurred	1,216	7	1,223

2003
Property acquisition costs
Proved properties	364	—	364
Unproved properties	4	—	4
Exploration costs	98	(1)	97
Development costs	1,109	10	1,119

Costs incurred	1,575	9	1,584

2004
Property acquisition costs
Proved properties	158	(12)	146
Unproved properties	8	—	8
Exploration costs	158	—	158
Development costs	1,463	10	1,473

Costs incurred	1,787	(2)	1,785

2005
Property acquisition costs
Proved properties	1,782	—	1,782
Unproved properties	398	—	398
Exploration costs	257	(2)	255
Development costs	1,932	15	1,947

Costs incurred	4,369	13	4,382

5 Year Average
Property acquisition costs
Proved properties	499	(2)	497
Unproved properties	98	—	98
Exploration costs	165	(2)	163
Development costs	1,260	11	1,271

Costs incurred	2,022	7	2,029

ProForma Yearend 2005 Proved Reserves
Million BOE
Reconciliation to Generally Accepted Accounting Principles (GAAP)

	Consolidated Subsidiaries			Other Interests			Worldwide
2005	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE

Occidental
United States	1,636	2,338	2,026	—	—	—	1,636	2,338	2,026
Qatar	233	978	396	—	—	—	233	978	396
Ecuador	96	—	96	—	—	—	96	—	96
Oman	32	73	44	—	—	—	32	73	44
Colombia	49	—	49	(6)	—	(6)	43	—	43
Russia	—	—	—	48	—	48	48	—	48
Yemen	32	—	32	3	—	3	35	—	35
Pakistan	4	89	19	—	—	—	4	89	19

Occidental Totals	2,082	3,478	2,662	45	—	45	2,127	3,478	2,707
Vintage
United States	54	92	69	—	—	—	54	92	69
United States — held for sale	42	180	72	—	—	—	42	180	72
Argentina	198	125	219	—	—	—	198	125	219
Bolivia	4	281	51	—	—	—	4	281	51
Yemen	5	—	5	—	—	—	5	—	5

Vintage Totals	303	678	344	—	—	—	303	678	416

Less — Assets held for sale	(42)	(180)	(72)	—	—	—	(42)	(180)	(72)

ProForma Occidental and Vintage	2,343	3,976	3,006	45	—	45	2,388	3,976	3,051

Recap - Million BOE	OXY	Vintage	Total
US	2,026	69	2,095
Middle East / North Africa	475	5	480
Latin America	139	270	409
Other	67	—	67

	2,707	344	3,051

Worldwide Production
Million BOE/D
Reconciliation to Generally Accepted Accounting Principles (GAAP)

	US			International			Worldwide
2001	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE

Consolidated Subsidiaries	213	610	315	129	50	137	342	660	452
Other Interests	—	—	—	24	—	24	24	—	24

Worldwide	213	610	315	153	50	161	366	660	476

Percentage of total			66%			34%			100%

2002	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE

Consolidated Subsidiaries	232	564	326	155	63	166	387	627	492
Other Interests	—	—	—	23	—	23	23	—	23

Worldwide	232	564	326	178	63	189	410	627	515

Percentage of total			63%			37%			100%

2003	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE

Consolidated Subsidiaries	256	532	345	163	74	174	419	606	519
Other Interests	—	—	—	27	—	27	27	—	27

Worldwide	256	532	345	190	74	202	446	606	547

Percentage of total			63%			37%			100%

2004	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE

Consolidated Subsidiaries	254	507	339	180	130	201	434	637	540
Other Interests	—	—	—	26	—	26	26	—	26

Worldwide	254	507	339	206	130	227	460	637	566

Percentage of total			60%			40%			100%

2005	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE

Consolidated Subsidiaries	253	553	345	178	121	198	431	674	543
Other Interests	—	—	—	22	15	25	22	15	25

Worldwide	253	553	345	200	136	223	453	689	568

Percentage of total			61%			39%			100%

Worldwide Proven Reserves
Million BOE
Reconciliation to Generally Accepted Accounting Principles (GAAP)

	US			International			Worldwide
2001	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE

Consolidated Subsidiaries	1,371	1,962	1,698	482	106	499	1,853	2,068	2,197
Other Interests	—	—	—	44	—	44	44	—	44

Worldwide	1,371	1,962	1,698	526	106	543	1,897	2,068	2,241

Percentage of total			76%			24%			100%

2002	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE

Consolidated Subsidiaries	1,452	1,821	1,755	476	228	514	1,928	2,049	2,269
Other Interests	—	—	—	42	—	42	42	—	42

Worldwide	1,452	1,821	1,755	518	228	556	1,970	2,049	2,311

Percentage of total			76%			24%			100%

2003	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE

Consolidated Subsidiaries	1,500	1,826	1,804	490	759	617	1,990	2,585	2,421
Other Interests	—	—	—	48	9	50	48	9	50

Worldwide	1,500	1,826	1,804	538	768	667	2,038	2,594	2,471

Percentage of total			73%			27%			100%

2004	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE

Consolidated Subsidiaries	1,494	2,101	1,844	499	874	645	1,993	2,975	2,489
Other Interests	—	—	—	43	—	43	43	—	43

Worldwide	1,494	2,101	1,844	542	874	688	2,036	2,975	2,532

Percentage of total			73%			27%			100%

2005	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE

Consolidated Subsidiaries	1,636	2,338	2,026	446	1,140	636	2,082	3,478	2,662
Other Interests	—	—	—	45	—	45	45	—	45

Worldwide	1,636	2,338	2,026	491	1,140	681	2,127	3,478	2,707

Percentage of total			75%			25%			100%

Sources of Worldwide Proved Reserve Additions
Million BOE
Reconciliation to Generally Accepted Accounting Principles (GAAP)

	Consolidated Subsidiaries			Other Interests			Worldwide
2001	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE

Revisions	21	(49)	13	8	—	8	29	(49)	21
Improved Recovery	139	23	143	—	—	—	139	23	143
Extensions and Discoveries	56	122	76	—	—	—	56	122	76
Purchases	3	4	4	—	—	—	3	4	4

	219	100	236	8	—	8	227	100	244

2002	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE

Revisions	13	(54)	4	(1)	—	(1)	12	(54)	3
Improved Recovery	112	151	137	5	—	5	117	151	142
Extensions and Discoveries	40	60	50	—	—	—	40	60	50
Purchases	56	59	66	2	—	2	58	59	68

	221	216	257	6	—	6	227	216	263

2003	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE

Revisions	(1)	44	6	6	—	6	5	44	12
Improved Recovery	85	70	97	4	9	6	89	79	102
Extensions and Discoveries	41	597	141	6	—	6	47	597	147
Purchases	98	55	107	—	—	—	98	55	107

	223	766	351	16	9	18	239	775	368

2004	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE

Revisions	5	241	45	5	(9)	3	10	232	48
Improved Recovery	88	185	120	1	—	1	89	185	121
Extensions and Discoveries	30	191	61	2	—	2	32	191	63
Purchases	39	7	40	(4)	—	(4)	35	7	36

	162	624	266	4	(9)	2	166	615	268

2005	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE

Revisions	(26)	30	(21)	8	6	9	(18)	36	(12)
Improved Recovery	117	131	139	—	—	—	117	131	139
Extensions and Discoveries	52	427	123	1	—	1	53	427	124
Purchases	112	164	139	—	—	—	112	164	139

	255	752	380	9	6	10	264	758	390

ProForma 2005 Debt / Proved Developed Reserves Ratio
Million BOE
Reconciliation to Generally Accepted Accounting Principles (GAAP)

	US			International			Worldwide
Proved Developed Reserves	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE

Consolidated Subsidiaries	1,336	1,846	1,644	288	153	314	1,624	1,999	1,957
Other Interests	—	—	—	37	—	37	37	—	37

Occidental — Worldwide	1,336	1,846	1,644	325	153	351	1,661	1,999	1,994
Vintage	48	88	63	120	311	172	168	399	235

Total Occidental and Vintage	1,384	1,934	1,706	445	464	522	1,829	2,398	2,229

	OXY	Vintage	Combined
Debt	$3,019	$585	$3,604

Debt / Proved Developed Reserves Ratio			$1.62

Core Earnings
$ Millions
Reconciliation to Generally Accepted Accounting Principles (GAAP)

CHEMICALS	2001	2002	2003	2004	2005

Segment earnings	$(437)	$(99)	$223	$414	$607
Reversal of Petrochemicals	492	276	—	—	—
Write-off of plants	—	—	—	—	159
Hurricane related insurance charges	—	—	—	—	11
Others	—	(2)	2	1	(2)

Core earnings	$55	$175	$225	$415	$775

OIL & GAS	2005
Segment earnings	$6,293
Hurricane related insurance charges	18
Contract settlement	26
Others	(2)

Core earnings	$6,335

Chemicals Free Cash Flow
Reconciliation to Generally Accepted Accounting Principles (GAAP)
($ Millions)

	2001	2002	2003	2004	2005

Occidental Petroleum Consolidated Statement of Cash Flows
Cash flow from operating activities	2,566	2,100	3,074	3,878	5,337
Cash flow from investing activities	(651)	(1,696)	(2,131)	(2,428)	(3,161)
Cash flow from financing activities	(1,814)	(456)	(516)	(824)	(1,186)

Change in cash	101	(52)	427	626	990

Chemicals Free Cash Flow
Core earnings	55	175	225	415	775
Depreciation & amortization expense	181	180	203	243	251
Working capital and other	53	(3)	(3)	2	2
Capital expenditures (excluding acquisitions)	(109)	(107)	(120)	(155)	(173)

Free cash flow	180	245	305	505	855

Geographical Core Earnings — After Tax
$ Millions
Reconciliation to Generally Accepted Accounting Principles (GAAP)

	Oil & Gas				Corporate and Other
	Domestic	International	Total	Chemical	Pre-tax	Taxes	Others	Total	Total
Pretax operating profit (loss)	3,540	2,753	6,293	607	392	—	—	392	7,292
Income taxes	—	—	—	—	—	(2,020)	—	(2,020)	(2,020)
Discontinued operations, net	—	—	—	—	—	—	6	6	6
Cumulative effect of changes in accounting principles, net	—	—	—	—	—	—	3	3	3

Industry segments — net income (loss)	3,540	2,753	6,293	607	392	(2,020)	9	(1,619)	5,281
Less: significant items affecting income	18	26	44	170	(797)	(725)	(9)	(1,531)	(1,317)

Core earnings	3,558	2,779	6,337	777	(405)	(2,745)	—	(3,150)	3,964
Pre-tax allocations	—	19	19	—	(18)	—	—	(18)	1
Income tax allocations	(982)	(1,363)	(2,345)	(282)	—	2,627	—	2,627	—

2005 After-Tax Earnings	2,576	1,435	4,011	495	(423)	(118)	—	(541)	3,965

	Domestic	International	Total
Recap
Oil & Gas	2,576	1,435	4,011
Chemical	495	—	495
Corporate	(541)	—	(541)

Total	2,530	1,435	3,965

Percentage of total	64%	36%	100%

	Oil & Gas				Corporate and Other
Detail of significant items affecting income	Domestic	International	Total	Chemical	Pre-tax	Taxes	Others	Total	Total
Contract settlement	—	(26)	(26)	—	—	—	—	—	(26)
Hurricane insurance charges	(18)	—	(18)	(11)	(12)	15	—	3	(26)
Write-off of plants	—	—	—	(159)	—	61	—	61	(98)
Debt purchase expense	—	—	—	—	(42)	14	—	(28)	(28)
Sale of Lyondell shares	—	—	—	—	140	(51)	—	89	89
Sale of Premcor / Valero shares	—	—	—	—	726	(263)	—	463	463
Equity investment impairment	—	—	—	—	(15)	5	—	(10)	(10)
Tax reserve reversal	—	—	—	—	—	335	—	335	335
Settlement of federal tax issue	—	—	—	—	—	619	—	619	619
State tax charge	—	—	—	—	—	(10)	—	(10)	(10)
Discontinued operations, net	—	—	—	—	—	—	6	6	6
Cumulative effect of changes in accounting principles, net	—	—	—	—	—	—	3	3	3

	(18)	(26)	(44)	(170)	797	725	9	1,531	1,317

Chemical — Percent of Sales
Reconciliation to Generally Accepted Accounting Principles (GAAP)
For the Year Ended December 31, 2005

Sales
Oil and Gas	10,416
Chemical	4,641
Other	151

	15,208

	$ AMT	% of Sales
Chemicals
Segment income	607
Less: significant items affecting earnings
Hurricane insurance charges	11
Write-off of plants	159

Core earnings — EBIT	777	16.7%
DD&A expense	251

EBITDA	1,028	22.2%

PRELIMINARY
Note 16 Costs and Results of Oil and Gas Producing Activities
     Capitalized costs relating to oil and gas producing activities and related accumulated DD&A were as follows:

	Consolidated Subsidiaries
			Middle	Other
	United	Latin	East/	Eastern		Other
In millions	States	America	North Africa	Hemisphere	Total	Interests (c)
december 31, 2005
Proved properties	$13,756	$1,453	$4,923	$247	$20,379	$47
Unproved properties (a)	475	—	385	36	896	—

Total property costs	14,231	1,453	5,308	283	21,275	47
Support facilities	700	51	109	103	963	17

Total capitalized costs (b)	14,931	1,504	5,417	386	22,238	64
Accumulated depreciation, depletion and amortization (d)	(4,292)	(927)	(2,189)	(259)	(7,667)	(26)

Net capitalized costs	$10,639	$577	$3,228	$127	$14,571	$38

december 31, 2004
Proved properties	$11,480	$1,238	$4,048	$256	$17,022	$32
Unproved properties (a)	457	20	18	—	495	—

Total property costs	11,937	1,258	4,066	256	17,517	32
Support facilities	500	56	100	86	742	15

Total capitalized costs (b)	12,437	1,314	4,166	342	18,259	47
Accumulated depreciation, depletion and amortization (d)	(3,553)	(816)	(1,829)	(217)	(6,415)	(13)

Net capitalized costs	$8,884	$498	$2,337	$125	$11,844	$34

december 31, 2003
Proved properties	$10,547	$978	$3,298	$246	$15,069	$34
Unproved properties (a)	867	10	20	—	897	1

Total property costs	11,414	988	3,318	246	15,966	35
Support facilities	443	57	97	81	678	—

Total capitalized costs (b)	11,857	1,045	3,415	327	16,644	35
Accumulated depreciation, depletion and amortization (d)	(2,949)	(720)	(1,557)	(171)	(5,397)	(1)

Net capitalized costs	$8,908	$325	$1,858	$156	$11,247	$34

(a)	Primarily consists of California, Libya and Oman.

(b)	Includes costs related to leases, exploration costs, lease and well equipment, pipelines and terminals, gas plant, other equipment and capitalized interest.

(c)	Includes capitalized costs for equity investees in Russia and Yemen, partially offset by minority interests in a Colombian affiliate.

(d)	Includes accumulated valuation allowance for unproved properties of $108 million in 2005, $28 million in 2004 and $22 million in 2003.

PRELIMINARY
     Costs incurred in oil and gas property acquisition, exploration and development activities, whether capitalized or expensed, were as follows:

	Consolidated Subsidiaries
			Middle	Other
	United	Latin	East/	Eastern		Other
In millions	States	America	North Africa	Hemisphere	Total	Interests(a)
for the year ended december 31, 2005
Property Acquisition Costs
Proved Properties	$1,744	$—	$38	$—	$1,782	$—
Unproved Properties	51	—	343	4	398	—
Exploration costs	39	69	47	102	257	(2)
Development costs (b)	942	142	834	14	1,932	15

Costs Incurred (a, c)	$2,776	$211	$1,262	$120	$4,369	$13

for the year ended december 31, 2004
Property Acquisition Costs
Proved Properties	$43	$94	$21	$—	$158	$(12)
Unproved Properties	4	—	—	4	8	—
Exploration costs	31	47	28	52	158	—
Development costs (b)	581	156	715	11	1,463	10

Costs Incurred (a, c)	$659	$297	$764	$67	$1,787	$(2)

for the year ended december 31, 2003
Property Acquisition Costs
Proved Properties	$345	$—	$19	$—	$364	$—
Unproved Properties	4	—	—	—	4	—
Exploration costs	27	30	17	24	98	(1)
Development costs (b)	477	98	516	18	1,109	10

Costs Incurred (a, c)	$853	$128	$552	$42	$1,575	$9

(a)	Includes equity investees’ costs in Russia and Yemen, partially offset by minority interests in a Colombian affiliate.

(b)	Includes asset retirement costs of $12 million in 2005, $25 million in 2004 and $12 million in 2003.

(c)	Excludes capitalized CO2 of $59 million in 2005, $54 million in 2004 and $48 million in 2003.

PRELIMINARY
     The results of operations of Occidental’s oil and gas producing activities, which exclude oil and gas trading activities and items such as asset dispositions, corporate overhead, interest and royalties, were as follows:

	Consolidated Subsidiaries
			Middle		Other
	United	Latin	East/		Eastern		Other
In millions	States	America	North Africa		Hemisphere	Total	Interests(a)
for the year ended december 31, 2005
Revenues (b)	$6,000	$1,277	$2,633	(d)	$159	$10,069	$286
Production costs	1,311	191	207		15	1,724	203
Exploration expenses	132	77	56		72	337	(2)
Other operating expenses	291	79	112		13	495	7
Depreciation, depletion and amortization	706	118	347		42	1,213	11

Pretax income	3,560	812	1,911		17	6,300	67
Income tax expense(c)	982	312	1,028	(d)	16	2,338	3

Results of operations	$2,578	$500	$883		$1	$3,962	$64

for the year ended december 31, 2004
Revenues (b)	$4,467	$994	$1,690	(d)	$149	$7,300	$200
Production costs	1,016	168	175		16	1,375	122
Exploration expenses	117	28	20		49	214	1
Other operating expenses	226	73	77		16	392	6
Depreciation, depletion and amortization	622	96	276		46	1,040	12

Pretax income	2,486	629	1,142		22	4,279	59
Income tax expense(c)	689	270	525	(d)	14	1,498	9

Results of operations	$1,797	$359	$617		$8	$2,781	$50

for the year ended december 31, 2003
Revenues (b)	$3,637	$612	$1,341	(d)	$147	$5,737	$138
Production costs	813	122	183		16	1,134	91
Exploration expenses	79	20	17		23	139	(1)
Other operating expenses	207	41	76		13	337	7
Depreciation, depletion and amortization	637	60	209		48	954	17

Pretax income	1,901	369	856		47	3,173	24
Income tax expense(c)	500	179	415	(d)	26	1,120	9

Results of operations	$1,401	$190	$441		$21	$2,053	$15

(a)	Includes results of operations for equity investees in Russia and Yemen, partially offset by minority interests in a Colombian affiliate.

(b)	Revenues from net production exclude royalty payments and other adjustments.

(c)	United States federal income taxes reflect certain expenses related to oil and gas activities allocated for United States income tax purposes only, including allocated interest and corporate overhead. Foreign income taxes were included in geographic areas on the basis of operating results.

(d)	Revenues and income tax expense include taxes owed by Occidental but paid by governmental entities on its behalf.

PRELIMINARY
Results per Unit of Production (Unaudited)

	Consolidated Subsidiaries
				Middle		Other
	United		Latin	East/		Eastern		Other
	States		America	North Africa		Hemisphere	Total	Interests(a)
for the year ended december 31, 2005
Revenues from net production Oil ($/bbl.)	$50.80		$44.79	$75.43	(b)	$46.75	$55.46	$34.12

Natural gas ($/Mcf)	$7.11		$—	$1.52		$2.44	$6.21	$—

Barrel of oil equivalent ($/bbl.)(c,d)	$47.80		$44.79	$70.53	(b)	$24.04	$50.86	$34.12
Production costs	10.44		6.70	5.54		2.27	8.71	19.76
Exploration expenses	1.05		2.70	1.50		10.89	1.70	—
Other operating expenses	2.32		2.77	3.00		1.97	2.50	0.75
Depreciation, depletion and amortization	5.62		4.14	9.30		6.35	6.13	1.77

Pretax income	28.37		28.48	51.19		2.56	31.82	11.84
Income tax expense (e)	7.82		10.94	27.54	(b)	2.42	11.81	2.70

Results of operations	$20.55		$17.54	$23.65		$0.14	$20.01	$9.14

for the year ended december 31, 2004
Revenues from net production Oil ($/bbl.)	$37.72		$32.75	$50.85	(b)	$33.13	$39.56	$24.31

Natural gas ($/Mcf)	$5.35		$—	$0.97		$2.25	$4.60	$—

Barrel of oil equivalent ($/bbl.)(c,d)	$35.97		$32.75	$46.65	(b)	$20.63	$36.87	$24.31
Production costs	8.18		5.54	4.83		2.21	6.95	12.11
Exploration expenses	0.94		0.92	0.55		6.78	1.08	0.09
Other operating expenses	1.82		2.41	2.13		2.21	1.98	0.83
Depreciation, depletion and amortization	5.01		3.16	7.62		6.37	5.25	1.66

Pretax income	20.02		20.72	31.52		3.06	21.61	9.62
Income tax expense (e)	5.55		8.90	14.49	(b)	1.94	7.57	2.77

Results of operations	$14.47		$11.82	$17.03		$1.12	$14.04	$6.85

for the year ended december 31, 2003
Revenues from net production Oil ($/bbl.)	$28.74		$26.98	$39.49	(b)	$26.68	$31.02	$16.30

Natural gas ($/Mcf)	$4.81		$—	$—		$2.04	$4.49	$—

Barrel of oil equivalent ($/bbl.)(c,d)	$28.57		$26.98	$39.49	(b)	$18.52	$29.90	$16.30
Production costs	6.39		5.38	5.39		2.02	5.91	8.50
Exploration expenses	0.62		0.88	0.50		2.90	0.72	—
Other operating expenses	1.63		1.81	2.24		1.64	1.76	0.79
Depreciation, depletion and amortization	5.00		2.64	6.15		6.05	4.97	1.93

Pretax income	14.93		16.27	25.21		5.91	16.54	5.08
Income tax expense (e)	3.93		7.89	12.22	(b)	3.27	5.84	2.19

Results of operations	$11.00	(f)	$8.38	$12.99		$2.64	$10.70	$2.89

(a)	Includes results of operations for equity investees in Russia and Yemen.

(b)	Revenues and income tax expense include taxes owed by Occidental but paid by governmental entities on its behalf.

(c)	Natural gas volumes have been converted to equivalent barrels based on energy content of six Mcf of gas to one barrel of oil.

(d)	Revenues from net production exclude royalty payments and other adjustments.

(e)	United States federal income taxes reflect certain expenses related to oil and gas activities allocated for United States income tax purposes only, including allocated interest and corporate overhead. Foreign income taxes were included in geographic areas on the basis of operating results.

(f)	The denominator in the computation of results per unit of production includes 2.1 mmboe that were subject to volumetric production payments for 2003.

PRELIMINARY
Supplemental Oil and Gas Information (Unaudited)
     The following tables set forth Occidental’s net interests in quantities of proved developed and undeveloped reserves of crude oil, condensate and natural gas and changes in such quantities. Crude oil reserves (in millions of barrels) include condensate. The reserves are stated after applicable royalties. These estimates include reserves in which Occidental holds an economic interest under PSCs and other economic arrangements.
     The reserve estimation process involves reservoir engineers, geoscientists, planning engineers and financial analysts. As part of this process, all reserve volumes are estimated by a forecast of production rates, operating costs and capital expenditures. Price differentials between benchmark prices and prices realized and specifics of each operating agreement are then used to estimate the net reserves. Production rate forecasts are derived by a number of methods, including estimates from decline curve analyses, material balance calculations that take into account the volume of substances replacing the volumes produced and associated reservoir pressure changes, or computer simulation of the reservoir performance. Operating costs and capital costs are forecast based on past experience combined with expectations of future cost for the specific reservoirs. In many cases, activity-based cost models for a reservoir are utilized to project operating costs as production rates and the number of wells for production and injection vary.
     A senior corporate officer of Occidental is responsible for the internal audit and review of its oil and gas reserves data. In addition, a Corporate Reserves Review Committee (the Reserves Committee) has been established, consisting of senior corporate officers, to monitor and review Occidental’s oil and gas reserves. The Reserves Committee reports to the Audit Committee of Occidental’s Board of Directors periodically throughout the year. Occidental retained Ryder Scott Company, L.P. (Ryder Scott), independent petroleum engineering consultants, to review its oil and gas estimation processes for 2004 and 2005.
     Ryder Scott has compared Occidental’s methods and procedures for estimating oil and gas reserves to generally accepted industry standards and has reviewed certain data, methods and procedures used in estimating reserve volumes, economic evaluations and reserve classifications. Ryder Scott then reviewed the specific application of such methods and procedures for a selection of oil and gas fields considered to be a valid representation of Occidental’s total reserves portfolio.
     Based on this review, including the data, technical processes and interpretations presented by Occidental, Ryder Scott has concluded that the methodologies used by Occidental in preparing the relevant estimates generally comply with current Securities and Exchange Commission standards. Ryder Scott has not been engaged to render an opinion as to the reserves volumes presented by Occidental.
     Estimates of proven reserves are collected in a database and changes in this database are reviewed by engineering personnel to ensure accuracy. Finally, reserve volumes and changes are reviewed and approved by Occidental’s senior management.

PRELIMINARY
Oil Reserves
In millions of barrels

	Consolidated Subsidiaries
			Middle		Other
	United	Latin	East/		Eastern		Other
	States	America	North Africa		Hemisphere	Total	Interests(b)
proved developed and undeveloped reserves
Balance at December 31, 2002	1,452	158	304	(a)	14	1,928	42
Revisions of previous estimates	(11)	—	10		—	(1)	6
Improved recovery	58	6	21		—	85	4
Extensions and discoveries	4	11	25		1	41	6
Purchases of proved reserves	98	—	—		—	98	—
Sales of proved reserves	(8)	—	—		—	(8)	—
Production	(93)	(23)	(34)		(3)	(153)	(10)

Balance at December 31, 2003	1,500	152	326	(a)	12	1,990	48
Revisions of previous estimates	(4)	(4)	16		(3)	5	5
Improved recovery	72	6	10		—	88	1
Extensions and discoveries	9	18	3		—	30	2
Purchases of proved reserves	10	29	—		—	39	(4)
Production	(93)	(30)	(33)		(3)	(159)	(9)

Balance at December 31, 2004	1,494	171	322	(a)	6	1,993	43
Revisions of previous estimates	29	(21)	(34)		—	(26)	8
Improved recovery	98	16	3		—	117	—
Extensions and discoveries	7	9	36		—	52	1
Purchases of proved reserves	108	—	4		—	112	—
Sales of proved reserves	(8)	—	—		—	(8)	—
Production	(92)	(29)	(35)		(2)	(158)	(7)

Balance at December 31, 2005	1,636	146	296	(a)	4	2,082	45

proved developed reserves (c)
December 31, 2002	1,183	85	228		12	1,508	34

December 31, 2003	1,262	116	227		11	1,616	35

December 31, 2004	1,260	151	208		6	1,625	37

December 31, 2005	1,336	110	174		4	1,624	37

(a)	All Middle East/North Africa reserves are related to PSCs.

(b)	Includes reserves applicable to equity investees in Russia and Yemen, partially offset by minority interests in a Colombian affiliate.

(c)	Approximately one percent of the proved developed reserves at December 31, 2005 are nonproducing. Over half of these reserves are located in Latin America and the remainder is in the United States and Middle East/North Africa. Plans are to begin producing these reserves in 2006.

PRELIMINARY
Gas Reserves
In billions of cubic feet

	Consolidated Subsidiaries
			Middle		Other
	United	Latin	East/		Eastern		Other
	States	America	North Africa		Hemisphere	Total	Interests
proved developed and undeveloped reserves

Balance at December 31, 2002	1,821	—	106	(a)	122	2,049	—
Revisions of previous estimates	47	—	(10)		7	44	—
Improved recovery	68	—	—		2	70	9
Extensions and discoveries	38	—	558		1	597	—
Purchases of proved reserves	55	—	—		—	55	—
Sales of proved reserves	(9)	—	—		—	(9)	—
Production (b)	(194)	—	—		(27)	(221)	—

Balance at December 31, 2003	1,826	—	654	(a)	105	2,585	9
Revisions of previous estimates	94	—	134		13	241	(9)
Improved recovery	180	—	—		5	185	—
Extensions and discoveries	181	—	—		10	191	—
Purchases of proved reserves	7	—	—		—	7	—
Sales of proved reserves	(1)	—	—		—	(1)	—
Production	(186)	—	(20)		(27)	(233)	—

Balance at December 31, 2004	2,101	—	768	(a)	106	2,975	—
Revisions of previous estimates	53	—	(32)		9	30	6
Improved recovery	129	—	—		2	131	—
Extensions and discoveries	96	—	331		—	427	—
Purchases of proved reserves	164	—	—		—	164	—
Sales of proved reserves	(3)	—	—		—	(3)	—
Production	(202)	—	(16)		(28)	(246)	(6)

Balance at December 31, 2005	2,338	—	1,051	(a)	89	3,478	—

proved developed reserves (c)
December 31, 2002	1,630	—	—		110	1,740	—

December 31, 2003	1,618	—	91		94	1,803	9

December 31, 2004	1,644	—	100		95	1,839	—

December 31, 2005	1,846	—	73		80	1,999	—

(a)      All Middle East/North Africa reserves are related to PSCs.
(b)      Production excludes 12.7 bcf subject to volumetric production payments for 2003.
(c)      Approximately two percent of the proved developed reserves at December 31, 2005 are nonproducing. Plans are to begin producing these reserves in 2006.

PRELIMINARY
Standardized Measure, Including Year-to-Year Changes Therein, of Discounted Future Net Cash Flows
     For purposes of the following disclosures, estimates were made of quantities of proved reserves and the periods during which they are expected to be produced. Future cash flows were computed by applying year-end prices to Occidental’s share of estimated annual future production from proved oil and gas reserves, net of royalties. Future development and production costs were computed by applying year-end costs to be incurred in producing and further developing the proved reserves. Future income tax expenses were computed by applying, generally, year-end statutory tax rates (adjusted for permanent differences, tax credits, allowances and foreign income repatriation considerations) to the estimated net future pre-tax cash flows. The discount was computed by application of a 10 percent discount factor. The calculations assumed the continuation of existing economic, operating and contractual conditions at each of December 31, 2005, 2004 and 2003. However, such arbitrary assumptions have not necessarily proven to be the case in the past. Other assumptions of equal validity would give rise to substantially different results.
     The year-end prices used to calculate future cash flows vary by producing area and market conditions. For the 2005, 2004 and 2003 disclosures, the West Texas Intermediate oil prices used were $61.04 per barrel, $43.45 per barrel and $32.52 per barrel, respectively. The Henry Hub gas prices used for the 2005, 2004 and 2003 disclosures were $10.08/MMBtu, $6.03/MMBtu and $5.79/MMBtu, respectively.
Standardized Measure of Discounted Future Net Cash Flows
In millions

	Consolidated Subsidiaries
			Middle	Other
	United	Latin	East/	Eastern		Other
	States	America	North Africa	Hemisphere	Total	Interests(a)
at december 31, 2005
Future cash flows	$105,307	$6,515	$15,574	$441	$127,837	$1,695
Future costs
Production costs and other operating expenses	(43,772)	(2,063)	(3,559)	(112)	(49,506)	(1,318)
Development costs (b)	(3,207)	(247)	(1,096)	(22)	(4,572)	(115)

Future net cash flows before income taxes	58,328	4,205	10,919	307	73,758	262
Future income tax expense	(20,081)	(1,748)	—	(102)	(21,931)	(8)

Future net cash flows	38,246	2,457	10,919	205	51,829	254
Ten percent discount factor	(21,258)	(681)	(4,463)	(36)	(26,438)	(54)

Standardized measure	$16,988	$1,776	$6,456	$169	$25,389	$200

at december 31, 2004
Future cash flows	$67,273	$5,161	$12,042	$438	$84,914	$959
Future costs
Production costs and other operating expenses	(28,518)	(2,334)	(3,236)	(147)	(34,235)	(633)
Development costs (b)	(2,214)	(185)	(1,421)	(30)	(3,850)	(55)

Future net cash flows before income taxes	36,541	2,642	7,385	261	46,829	271
Future income tax expense	(11,751)	(986)	—	(89)	(12,826)	40

Future net cash flows	24,790	1,656	7,385	172	34,003	311
Ten percent discount factor	(14,104)	(443)	(3,389)	(27)	(17,963)	(59)

Standardized measure	$10,686	$1,213	$3,996	$145	$16,040	$252

at december 31, 2003
Future cash flows	$53,939	$3,977	$10,232	$556	$68,704	$987
Future costs
Production costs and other operating expenses	(22,584)	(1,404)	(2,945)	(112)	(27,045)	(434)
Development costs (b)	(1,931)	(129)	(1,382)	(39)	(3,481)	(87)

Future net cash flows before income taxes	29,424	2,444	5,905	405	38,178	466
Future income tax expense	(9,090)	(1,070)	(626)	(169)	(10,955)	(141)

Future net cash flows	20,334	1,374	5,279	236	27,223	325
Ten percent discount factor	(11,644)	(355)	(2,390)	(47)	(14,436)	(81)

Standardized measure	$8,690	$1,019	$2,889	$189	$12,787	$244

PRELIMINARY

(a)	Includes future net cash flows applicable to equity investees in Russia and Yemen, partially offset by minority interests in a Colombian affiliate.

(b)	Includes dismantlement and abandonment costs.
Changes in the Standardized Measure of Discounted Future
Net Cash Flows From Proved Reserve Quantities
In millions

For the years ended December 31,	2005	2004	2003
Beginning of year	$16,040	$12,787	$12,429

Sales and transfers of oil and gas produced, net of production costs and other operating expenses	(7,298)	(5,397)	(4,162)
Net change in prices received per barrel, net of production costs and other operating expenses	14,475	5,868	1,874
Extensions, discoveries and improved recovery, net of future production and development costs	3,354	1,929	1,287
Change in estimated future development costs	(1,662)	(1,058)	(833)
Revisions of quantity estimates	(1,302)	115	133
Development costs incurred during the period	1,911	1,434	1,078
Accretion of discount	2,041	1,641	1,545
Net change in income taxes (a)	(4,418)	(712)	(638)
Purchases and sales of reserves in place, net	2,041	565	637
Changes in production rates and other	207	(1,132)	(563)

Net change	9,349	3,253	358

End of year	$25,389	$16,040	$12,787

(a)	Income taxes were reduced due to the ability to credit foreign taxes in the United States. United States tax on foreign entities was zero for 2004 and 2005 and $486 million for 2003.
Average Sales Prices and Average Production Costs of Oil and Gas
     The following table sets forth, for each of the three years in the period ended December 31, 2005, Occidental’s approximate average sales prices and average production costs of oil and gas. Production costs are the costs incurred in lifting the oil and gas to the surface and include gathering, treating, primary processing, field storage, property taxes and insurance on proved properties, but do not include depreciation, depletion and amortization, royalties, income taxes, interest, general and administrative and other expenses.

	Consolidated Subsidiaries
			Middle		Other
	United	Latin	East/		Eastern		Other
	States	America(a)	North Africa		Hemisphere(a)	Total	Interests(c)
2005
Oil — Average sales price ($/bbl.)	$50.21	$45.43	$49.88	(d)	$46.84	$49.05	$36.16
Gas — Average sales price ($/Mcf)	$7.11	$—	$0.96		$2.44	$6.11	$0.16

Average oil and gas production cost ($/bbl.) (b)	$10.44	$6.70	$5.54		$2.27	$8.71	$19.76

2004
Oil — Average sales price ($/bbl.)	$37.72	$33.09	$34.88	(d)	$33.13	$35.95	$23.83
Gas — Average sales price ($/Mcf)	$5.35	$—	$0.97		$2.25	$4.56	$—

Average oil and gas production cost ($/bbl.) (b)	$8.18	$5.54	$4.83		$2.21	$6.95	$12.11

2003
Oil — Average sales price ($/bbl.)	$28.74	$27.21	$27.81	(d)	$26.61	$28.18	$15.95
Gas — Average sales price ($/Mcf)	$4.81	$—	$—		$2.04	$4.45	$—

Average oil and gas production cost ($/bbl.) (b)	$6.39	$5.38	$5.39		$2.02	$5.91	$8.50

(a)	Sales prices include royalties with respect to certain of Occidental’s interests.

(b)	Natural gas volumes have been converted to equivalent barrels based on energy content of six Mcf of gas to one barrel of oil.

(c)	Includes prices and costs applicable to equity investees in Russia and Yemen.

(d)	Excludes taxes owed by Occidental but paid by governmental entities on its behalf.